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                       HARRIS ASSOCIATES INVESTMENT TRUST

                       Supplement dated September 29, 2005
            to Prospectus of The Oakmark Funds dated January 28, 2005

     Effective October 1, 2005, the section on pages 34-35 of the prospectus entitled "MANAGEMENT OF THE FUNDS" is amended by adding the following paragraphs:

                           THE OAKMARK GLOBAL FUND --
                            NEW CO-PORTFOLIO MANAGER

     "Robert A. Taylor, C.F.A., has become co-portfolio manager of The Oakmark Global Fund, with Clyde S. McGregor, succeeding Michael J. Welsh. Mr. Taylor joined the Adviser in 1994. He is the Director of International Research and Portfolio Manager of several international and global portfolios and has over ten years of investment experience. He holds a B.B.A. from the University of Wisconsin-Madison (1994).

                         THE OAKMARK INTERNATIONAL FUND

     David G. Herro will be the sole manager of The Oakmark International Fund.

SUPPSEPT05